                                                                     EXHIBIT 3.1

                       BUSINESS CORPORATIONS ACT (YUKON)
                                 (Section 182)

                       RESTATED ARTICLES OF CONTINUANCE


1.   Name of Corporation:   IRONSIDE TECHNOLOGIES INC.

2.   Corporate Access Number: 26806

3. The classes and any maximum number of shares that the Corporation is authorized to issue:

     The attached Schedule A is incorporated into and forms part of this form.

4.   Restrictions, if any, on share transfers: N/A

5.   Number (or minimum and maximum number) of Directors:

     Not less than three (3) and not more than twenty (20);

6.   Restrictions, if any, on business the Corporation may carry on:

     No restriction;

7.   Other provisions, if any: Nil.
________________________________________________________________________

The foregoing restated Articles of Continuance correctly set out without substantive change the corresponding provisions of the Articles of Continuance, as amended, and supercede the Restated Articles of Continuance dated October 12, 1999.

Date: ___________________

Signature: ______________________________

Title: Solicitor
       ---------

                                  SCHEDULE A

A. The classes and any maximum number of shares that the Corporation is authorized to issue shall be an unlimited number of Class A Special Shares (the "Class A Shares"), an unlimited number of Class B Special Shares (the
         --------------
   "Class B Shares"), an unlimited number of Class C-1 Special Shares (the
   ---------------
   "Class C-1 Shares"), an unlimited number of Class C-2 Special Shares (the
   -----------------
   "Class C-2 Shares," and together with the Class C-1 Shares, the "Class C
   -----------------                                                -------
   Shares"), an unlimited number of Class D Special Shares (the "Class D
   ------
   Shares") and an unlimited number of common shares (the "Common Shares").
                                                           -------------

B. The Class A Shares, Class B Shares, Class C Shares, Class D Shares and Common Shares shall have attached thereto the following rights, privileges, conditions and restrictions:

      Section 1.  Liquidation Rights.   (1)  Liquidation Payments.  In the event
                  ------------------         --------------------
(each a "Liquidation Event") of any liquidation, dissolution or winding-up of
         -----------------
the affairs of the Corporation, whether voluntary or involuntary:

      (a)  Class D Shares. The holders of each Class D Share shall be entitled,
           --------------
   in preference to the holders of all classes of shares in the capital of the Corporation, except holders of Class C Shares with which such holders shall rank pari passu, to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, an amount equal to the consideration received by the Corporation upon the issuance of each such Class D Share as recorded in the stated capital account maintained for such class of shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) together with all dividends declared thereon and unpaid and no more; provided that if the sum of such consideration and such
                       --------
   dividends declared on such Class D Share (including successor shares as a result of stock splits and the like) is not equal to or greater than the sum of such consideration and an annual rate of return from the Original Issue Date on such consideration of 8% per annum calculated monthly and compounded annually ("Investment Return"), an additional amount shall be paid by the
              -----------------
   Corporation to the holder of such Class D Shares such that the total amount received under this Section 1(1)(a) provides such holder with an Investment Return. If all assets of the Corporation shall be insufficient to permit the payment in full to the holders of each Class D Share of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of each Class D Share and Class C Share in proportion to the full preferential amount each such holder is otherwise entitled to receive. The amounts payable with respect to Class D Shares under this Section 1(1)(a) are hereinafter referred to as "Class D
                                                                     -------
   Share Liquidation Payments";
   --------------------------

      (b)  Class C Shares.  The holders of each Class C Share shall be entitled,
           --------------
   in preference to the holders of all classes of shares in the capital of the Corporation, except holders of Class D Shares with which such holders shall rank pari passu, to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, an amount equal to the consideration received by the Corporation upon the issuance of each such Class C Share as recorded in the stated capital account maintained for such class of shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) together with all dividends declared thereon and unpaid and no more; provided that if the sum of such consideration and such
                       --------
   dividends declared on such Class C Share (including successor shares as a result of stock splits and the like) is not equal to or greater than the sum of such consideration and an annual rate of return from the Original Issue Date on such consideration of 8% per annum calculated monthly and compounded annually ("Investment Return"), an additional amount shall be paid by the
              -----------------
   Corporation to the holder of such Class C Shares such that the total amount received under this Section 1(1)(b) provides such holder with an Investment Return. If all assets of the Corporation shall be insufficient to permit the payment in full to the holders of each Class C Share of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of each Class C Share and Class D Share in proportion to the full preferential amount each such holder is otherwise entitled to receive. The amounts payable with respect to Class C Shares under this Section 1(1)(b) are hereinafter referred to as "Class C Share Liquidation Payments";
          ----------------------------------

      (c)  Class B Shares.  After the Class C Share Liquidation Payments and
           --------------
   Class D Share Liquidation Payments shall have been made in full to the holders of each Class C Share and Class D Share respectively, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of each Class C Share or Class D Share so as to be available for such payments, the holders of each Class B Share shall be entitled preferentially to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the consideration received by the Corporation upon the issuance of each such Class B Share as recorded in the stated capital account maintained for such class of shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) together with all dividends declared thereon and unpaid and no more. If all assets of the Corporation shall be insufficient to permit the payment in full to the holders of each Class B Share of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of each Class B Share in proportion to the full preferential amount each such holder is otherwise entitled to receive. The amounts payable with respect to Class B Shares under this
   Section 1(1)(c) are hereinafter referred to as "Class B Share Liquidation
                                                   -------------------------
   Payments"
   --------

      (d) Class A Shares.  After the Class C Share Liquidation Payments, Class D
          --------------
   Liquidation Payments and the Class B Share Liquidation Payments shall have been made in full to the holders of each Class C Share, Class D Share and Class B Share, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders so as to be available for such payments, the holders of such shares shall next be entitled preferentially to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the consideration received by the Corporation upon the issuance of each such Class A Share as recorded in the stated capital account maintained for such class of shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) together with all dividends declared thereon and unpaid and no more. If all assets of the Corporation shall be insufficient to permit the payment in full to the holders of each Class A Share of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of each Class A Share in proportion to the full preferential amount each such holder is otherwise entitled to receive. The amounts payable with respect to Class A Shares under this Section 1(1)(d) are hereinafter referred to as "Class A
                                                                     -------
   Share Liquidation Payments"; and
   --------------------------

      (e) Common Shares.  After the Class C Share Liquidation Payments, the
          -------------
   Class D Share Liquidation Payments, the Class B Share Liquidation Payments and the Class A Share Liquidation Payments shall have been made in full, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of each Class C Share, Class D Share, each Class B Share and each Class A Share so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of each Class C Share, Class D Share, each Class B Share and each Common Share ratably in proportion to the number of Common Shares held by each of them. For the purposes of a distribution pursuant to this paragraph the holders of each Class B Share, Class C Share or Class D Share as the case may be, shall be deemed to hold such number of Common Shares as would have been distributed to such holders if all Class B Shares Class C Shares or Class D Share as the case may be, had been converted to

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

   Common Shares pursuant to the provisions of Section 2, immediately prior to the Liquidation Event. Upon conversion of Class B Shares, Class C Shares or Class D Share as the case may be, into Common Shares pursuant to Section 2, the holders of such Common Shares shall not be entitled to any preferential payment or distribution in case of any Liquidation Event, but shall share ratably in any distribution of the assets of the Corporation among the holders of Common Shares.

      (2)  Distribution Other than Cash.  Whenever the distributions provided
           ----------------------------
for in this Section 1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

      (3)  Sale of Assets, Merger or Consolidation as Liquidation, etc.  The
           -----------------------------------------------------------
sale of all or substantially all of the assets of the Corporation, or the merger, consolidation, amalgamation or statutory arrangement of the Corporation into or with another corporation, partnership, joint venture or firm or any other corporate reorganization where the Corporation is not the continuing Corporation or pursuant to which the holders of capital stock of the Corporation immediately prior to such merger, consolidation, amalgamation, statutory arrangement or reorganization have, directly or indirectly, less than a majority of the voting power of the capital stock of the continuing or surviving corporation immediately after such transaction or any transaction or series of related transactions to which the Corporation is a party in which a majority of the voting power of the Corporation is transferred shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 unless the holders of at least a majority of the then outstanding Class C Shares and Class D Shares, voting as a class, elect to the contrary, such election to be made by giving written notice thereof to the Corporation within 15 days after the Corporation provides written notice of such event to the holders of Class D Shares, Class C Shares, Class B Shares and Class A Shares. If the holders of Class C Shares and Class D Shares so elect and give such notice, the provisions of Section 2(7) shall apply. Unless such election is made, all consideration received by the Corporation in such asset sale (less all costs and expenses related to such sale and any debt required to be repaid as a result of such sale) together with all other available assets of the Corporation shall be distributed toward, and any amounts received by the holders of Class D Shares, Class C Shares, Class B Shares and Class A Shares as a result of such merger or consolidation shall be deemed to be applied toward, the amounts payable with respect to such Class D Shares, Class C Shares, Class B Shares and Class A Shares pursuant to Section 1(1).

      (4)  Notice.  Written notice of any proposed liquidation, dissolution or
           ------
winding up of the affairs of the Corporation (including any merger, consolidation, sale of assets or other transaction that may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Section 1(3)), stating a payment date, the amount of the Class C Share Liquidation Payments, the Class D Share Liquidation Payments, the Class B Share Liquidation Payments and the Class A Share Liquidation Payments and the place where such liquidation payments shall be payable, shall be delivered to the holders of Class C Shares, Class D Shares and Class B Shares not less than 30 days prior to the proposed date of such proposed liquidation, dissolution or winding up.

      Section 2.  Conversion.  The holders of Class C-1 Shares, Class C-2
                  ----------
Shares, Class B Shares, Class A Shares and Class D Shares shall have the conversion rights listed below (the "Conversion Rights").
                                     -----------------

      (1)  Optional Conversion.  (a)  Class C-1 Shares.  Each Class C-1 Share
           -------------------        ----------------
shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such shares, into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$0.8315312 by the Class C-1 Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Class C-1 Conversion Price at which Common Shares will be deliverable upon conversion of Class C-1 Shares without the payment of any additional consideration by the holder thereof (the "Class C-1 Conversion Price") shall initially be
                     --------------------------
U.S.$0.8315312 per Common Share; and

      (b) Class C-2 Shares.  Each Class C-2 Share shall be convertible, without
          ----------------
the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such shares, into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$0.8315312 by the Class C-2 Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Class C-2 Conversion Price at which Common Shares will be deliverable upon conversion of Class C-2 Shares without the payment of any additional consideration by the holder thereof (the "Class C-2 Conversion
                                                     --------------------
Price") shall initially be U.S.$0.6236484 per Common Share; and

      (c) Class B Shares.  Each Class B Share shall be convertible, without the
          --------------
payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such shares, into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$0.4409645 by the Class B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Class B Conversion Price at which Common Shares will be deliverable upon conversion of Class B Shares without the payment of any additional consideration by the holder thereof (the "Class B Conversion Price")
                                                     ------------------------
shall initially be U.S.$0.3648 per Common Share;

      (d) Class A Shares.  Each Class A Share shall be convertible, without the
          --------------
payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such shares, into such number of fully paid and non-assessable Common Shares as is determined by multiplying each such share by the ratio determined by dividing U.S.$0.3548813 by the Class A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Class A Conversion Price at which Common Shares will be deliverable upon conversion of Class A Shares without the payment of any additional consideration by the holder thereof (the "Class A Conversion Price") shall initially be
                            ------------------------
U.S.$0.3548813 per Common Share; and

      (e) Class D Shares.  Each Class D Share shall be convertible, without the
          --------------
payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for such shares, into such number of fully paid and non-assessable Common Shares as is determined by multiplying each such share by the ratio determined by dividing U.S.$3.32 by the Class D Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Class D Conversion Price at which Common Shares will be deliverable upon conversion of Class D Shares without the payment of any additional consideration by the holder thereof (the "Class D Conversion Price") shall initially be
                            ------------------------
U.S.$3.32 per Common Share.

      (2)  Mechanics of Optional Conversions.  Before any holder of Class C-1
           ---------------------------------
Shares, Class C-2 Shares, any holder of Class B Shares, any holder of Class A Shares or any holder of Class D Shares shall be entitled to convert the same into Common Shares, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for such shares, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or, subject to any legal or contractual restrictions on transfer thereof, names of the holder's nominees in which the holder wishes the certificate or certificates for Common Shares to be issued and registered. If less than all of the Class C-1 Shares, Class C-2 Shares, Class B Shares, Class A Shares or Class D Shares are to be converted, the holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Class C-1 Shares, Class C-2 Shares, Class B Shares, Class A Shares or Class D Shares as the case may be, that have not been converted. On the date of conversion, all rights with respect to the Class C-1 Shares, Class C-2 Shares, the Class B Shares the Class A Shares or the Class D Shares as the case may be, so converted shall terminate, except for (a) any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of Common Shares into which such shares have been converted, and (b) the right to receive any declared or accrued but unpaid dividends. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional Common Share shall be issued upon the optional conversion of the Class C-1 Shares, Class C-2 Shares, the Class B Shares, the Class A Shares or the Class D Shares. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the sum of the consideration received by the Corporation upon the issuance of each such share and any declared or accrued but unpaid dividends on each such fractional share. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver to such holder of Class C-1 Shares, Class C-2 Shares, Class B Shares, Class A Shares or Class D Shares, as the case may be, or, subject to any legal or contractual restrictions on transfer thereof, to the holder's nominee or nominees, a certificate or certificates for the number of Common Shares to which the holder shall be entitled as aforesaid together with cash in lieu of fractional shares as provided above. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares to be converted, and the person or persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date.

      (3)    Automatic Conversion.  (a)  Class C-1 Shares.  Each Class C-1 Share
             --------------------        ----------------
shall be converted automatically into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$0.8315312 by the Class C-1 Conversion Price, in effect at the time of conversion upon the earlier of:

      (i) the closing of an offering or offerings pursuant to a receipted prospectus under the Securities Act (Ontario), as amended, or similar document filed under other applicable securities laws in Canada or the United States, covering the offer and sale of Common Shares for the account of the Corporation and, if applicable, selling shareholders, to the public in which
   (x) the net proceeds of the Corporation from such offering or offerings aggregate not less than U.S.$30,000,000, and (y) the Common Shares of the Company are listed on The Toronto Stock Exchange, the Canadian Venture Exchange, or are quoted for trading on the NASDAQ National Market and (z) the offering price per Common Share (prior to Underwriter commissions and discounts) is not less than 150% of the Class D Conversion Price in effect at the time of conversion, in the event of which offering, the person(s) entitled to receive the Common Shares issuable upon such conversion of Class C-1 Shares shall not be deemed to have converted the Class C-1 Shares until the closing of such offering; or

      (ii) the record date or effective date, as the case may be, of the distribution in connection with the sale of all or substantially all of the assets of the Corporation, a merger, consolidation, amalgamation or statutory arrangement of the Corporation into or with another corporation, or any other transaction, that is deemed a liquidation, dissolution or winding up and holders of a majority of the then outstanding Class C Shares have not elected to the contrary, pursuant to Section 1(3), provided that the Class C Share Liquidation Payments and the Class B Share Liquidation Payments have been paid in accordance with Section 1(1).

      (b)    Class C-2 Shares.  Each Class C-2 Share shall be converted
             ----------------
automatically into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$0.8315312 by the Class C-2 Conversion Price, in effect at the time of conversion upon the earlier of:

      (i) the closing of an offering or offerings pursuant to a receipted prospectus under the Securities Act (Ontario), as amended, or similar document filed under other applicable securities laws in Canada or the United States, covering the offer and sale of Common Shares for the account of the Corporation and, if applicable, selling shareholders, to the public in which
   (x) the net proceeds of the Corporation from such offering or offerings aggregate not less than U.S.$30,000,000, and (y) the Common Shares of the Company are listed on The Toronto Stock Exchange, the Canadian Venture Exchange, or are quoted for trading on the NASDAQ National Market and (z) the offering price per Common Share (prior to Underwriter commissions and discounts) is not less than 150% of the Class D Conversion Price in effect at the time of conversion, in the event of which offering, the person(s) entitled to receive the Common Shares issuable upon such conversion of Class C-2 Shares shall not be deemed to have converted the Class C-2 Shares until the closing of such offering; or

      (ii) the record date or effective date, as the case may be, of the distribution in connection with the sale of all or substantially all of the assets of the Corporation, a merger, consolidation, amalgamation or statutory arrangement of the Corporation into or with another corporation, or any other transaction, that is deemed a liquidation, dissolution or winding up and holders of a majority of the then outstanding Class C Shares have not elected to the contrary, pursuant to Section 1(3), provided that the Class C Share Liquidation Payments and the Class B Share Liquidation Payments have been paid in accordance with Section 1(1).

      (c)    Class B Shares.  Each Class B Share shall be converted
             --------------
automatically into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S. $0.4409645 by the Class B Conversion Price, in effect at the time of conversion upon the earlier of:

      (i) the closing of an offering or offerings pursuant to a receipted prospectus under the Securities Act (Ontario), as amended, or similar document filed under other applicable securities laws in Canada or the United States, covering the offer and sale of Common Shares for the account of the Corporation and, if applicable, selling shareholders, to the public in which
   (x) the net proceeds of the Corporation from such offering or offerings aggregate not less than U.S.$30,000,000, and (y) the Common Shares of the Company are listed on The Toronto Stock Exchange, the Canadian Venture Exchange, or are quoted for trading on the NASDAQ National Market and (z) the offering price per Common Share (prior to Underwriter commissions and discounts) is not less than 150% of the Class D Conversion Price in effect at the time of conversion, in the event of which offering, the person(s) entitled to receive the Common Shares issuable upon such conversion of Class B Shares shall not be deemed to have converted the Class B Shares until the closing of such offering;

      (ii) the record date or effective date, as the case may be, of the distribution in connection with the sale of all or substantially all of the assets of the Corporation, a merger, consolidation, amalgamation or statutory arrangement of the Corporation into or with another corporation, or any other transaction, that is deemed a liquidation, dissolution or winding up and holders of a majority of the then outstanding Class C Shares have not elected to the contrary, pursuant to Section 1(3), provided that the Class C Share Liquidation Payments and the Class B Share Liquidation Payments have been paid in accordance with Section 1(1); or

      (iii) the written election of the holders of not less than two-thirds of the then outstanding Class B Shares to require such conversion.

      (d)    Class A Shares.  Each Class A Share shall be converted
             --------------
automatically into such number of fully paid and non-assessable Common Shares as is determined by dividing US$0.3548813 by the Class A Conversion Price, in effect at the time of conversion upon the earlier of:

      (i) the closing of an offering or offerings pursuant to a receipted prospectus under the Securities Act (Ontario), as amended, or similar document filed under other applicable securities laws in Canada or the United States, covering the offer and sale of Common Shares for the account of the Corporation and, if applicable, selling shareholders, to the public in which
   (x) the net proceeds of the Corporation from such offering or offerings aggregate not less than U.S.$30,000,000, and (y) the

   Common Shares of the Company are listed on The Toronto Stock Exchange, the Canadian Venture Exchange, or are quoted for trading on the NASDAQ National Market and (z) the offering price per Common Share (prior to Underwriter commissions and discounts) is not less than 150% of the Class D Conversion Price in effect at the time of conversion, in the event of which offering, the person(s) entitled to receive the Common Shares issuable upon such conversion of Class A Shares shall not be deemed to have converted the Class A Shares until the closing of such offering; or

      (ii) the written election of the holders of not less than two-thirds of the then outstanding Class A Shares to require such conversion.

      (e)    Class D Shares.  Each Class D Share shall be converted
             --------------
automatically into such number of fully paid and non-assessable Common Shares as is determined by dividing U.S.$3.32 by the Class D Conversion Price, in effect at the time of conversion upon the later of:

      (i) the closing of an offering or offerings pursuant to a receipted prospectus under the Securities Act (Ontario), as amended, or similar document filed under other applicable securities laws in Canada or the United States, covering the offer and sale of Common Shares for the account of the Corporation and, if applicable, selling shareholders, to the public in which
   (x) the net proceeds of the Corporation from such offering or offerings aggregate not less than U.S.$30,000,000, and (y) the Common Shares of the Company are listed on The Toronto Stock Exchange, the Canadian Venture Exchange, or are quoted for trading on the NASDAQ National Market and (z) the offering price per Common Share (prior to Underwriter commissions and discounts) is not less than 150% of the Class D Conversion Price in effect at the time of conversion, in the event of which offering, the person(s) entitled to receive the Common Shares issuable upon such conversion of Class D Shares shall not be deemed to have converted the Class D Shares until the closing of such offering; or

      (ii) the fifth (5th) business day following the day on which a receipt is issued by the last of the securities regulatory authorities of the jurisdictions in Canada in which purchasers reside in respect of a (final) prospectus qualifying the Common Shares to be issued upon the conversion of the Class D Shares.

      (4)    Mechanics of Automatic Conversions.  Upon the occurrence of an
             ----------------------------------
event specified in Section 2(3), the Class C-1 Shares, the Class C-2 Shares, the Class B Shares, the Class A Shares and/or the Class D Shares, as the case may be, shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that all holders of such shares being
                    --------
converted shall be given written notice of the occurrence of an event specified in Section 2(3) including the date such event occurred (each, an "Automatic
                                                                  ---------
Conversion Date"), and the Corporation shall not be obligated to issue
---------------
certificates evidencing the Common Shares issuable upon such conversion unless certificates evidencing such Class C-1 Shares, Class C-2 Shares, Class B Shares, Class A Shares and/or Class D Shares, as the case may be, being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. On an Automatic Conversion Date, all rights with respect to the Class C-1 Shares, Class C-2 Shares, Class B Shares, Class A Shares and/or Class D Shares, as the case may be, so converted shall terminate, except for (a) any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of Common Shares into which such shares have been converted, and (b) the right to receive any declared or accrued but unpaid dividends, which the Corporation shall pay in cash (or, to the extent funds are not legally available therefor pursuant to the Business Corporations Act, in Common Shares (at the Common Shares' fair market value as determined in good faith by the Board of Directors)). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates, the Corporation shall promptly issue and deliver to such holder, in such holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of Common Shares into which the Class C-1 Shares, Class C-2 Shares, the Class B Shares, the Class A Shares and/or the Class D Shares, as the case may be, surrendered were convertible on the Automatic Conversion Date. No fractional Common Share shall be issued upon the automatic conversion of Class C-1 Shares, Class C-2 Shares the Class B Shares, the Class A Shares or the Class D Shares. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the sum of the consideration received by the Corporation upon the issuance of each such share and any declared or accrued but unpaid dividends on each such fractional share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the occurrence of any event described in Section 2(3), (except in the case of the offering or offerings referred to in Section 2(3)(a)(i), Section 2(3)(b)(i), Section 2(3)(c)(i), Section 2(3)(d)(i) and
Section 2(3)(e)(i) which shall be deemed to have occurred as set forth in such sections), and the person or persons entitled to receive the Common Shares issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date.

      (5)    Adjustments to Conversion Price.  (a)  Special Definitions.  For
             -------------------------------        -------------------
purposes hereof, the following definitions shall apply:

      "Additional Common Shares" shall mean all Common Shares issued (or,
       ------------------------
   pursuant to Section 2(5)(c), deemed to be issued) by the Corporation after the Effective Date, other than:

      (i) Common Shares issued or issuable upon conversion of the Class C Shares, the Class B Shares the Class A Shares or the Class D Shares;

      (ii) subject to Section 2.5(c) and 2.5(f), securities issued in connection with any stock split, stock dividend, combination of shares or the like;

      (iii) 968,548 Common Shares issued or issuable upon exercise of options issued to William Lipsin and Greg MacNeill; and

      (iv) 50,000 Common Shares issued or issuable upon exercise of options issued to Philip Padfield; and

      (v) up to 15% of the Common Shares issued and outstanding from time-to-time, or such higher number of Common Shares (or related options) as is recommended by a unanimous vote of the Compensation Committee of the Corporation's Board of Directors, and approved by the Corporation's Board of Directors and holders of a majority of the votes, voting as a class, attaching to each of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to stock purchase or option plans.

      "Conversion Prices" means, collectively, the Class C-1 Conversion Price,
       -----------------
   the Class C-2 Conversion Price, the Class B Conversion Price, the Class A Conversion Price and the Class D Conversion Price.

      "Convertible Securities" means any shares of capital stock (other than
       ----------------------
   Common Shares), evidences of indebtedness or other securities directly or indirectly convertible into or exchangeable for Common Shares.

      "Effective Date" means March 30, 2000.
       --------------

      "Option" means rights, options or warrants to subscribe for, purchase or
       ------
   otherwise acquire either Common Shares or Convertible Securities.

      "Original Issue Date" means the date on which a holder of a Class C
       -------------------
   Shares, Class B Share, Class A Shares or the Class D Shares, as the case may be, acquired such shares.

      (b) No Adjustment of Conversion Prices.  Except as set forth in Section
          ----------------------------------
2(5)(f), no adjustment of the Class C-1 Conversion Price, Class C-2 Conversion Price, Class B Conversion Price, the Class A Conversion Price or the Class D Conversion Price shall be made upon the issue or deemed issue of Additional Common Shares unless the Consideration Per Share (as defined in Section 2(5)(e)) is less than the Class C-1 Conversion Price, Class C-2 Conversion Price, Class B Conversion Price, the Class A Conversion Price or the Class D Conversion Price, as the case may be, in effect on the date of, and immediately prior to, such issue or deemed issue of the Additional Common Shares.

      (c) Issue of Securities Deemed to be Issue of Additional Common Shares.
          ------------------------------------------------------------------
(i) Options and Convertible Securities.  Subject to Section 2(5)(d)(i), in the
    ----------------------------------
event the Corporation at any time or from time to time after the Effective Date shall issue, grant, sell or assume any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then, in each case, the maximum number of Common Shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Common Shares issued as of the time of such issue, grant, sale or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which
                                 --------
Additional Common Shares are deemed to be issued:

      (A) no further adjustment of the Conversion Prices shall be made upon the subsequent issue of Convertible Securities or Common Shares upon the exercise of such Options or conversion or exchange of such Convertible Securities;

      (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the Consideration (as defined in Section 2.5(e)) payable to the Corporation, or increase in the number of Common Shares issuable, upon the exercise, conversion or exchange thereof, the Conversion Prices computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

      (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Prices computed upon the original issue, grant, sale or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

         (I) in the case of the Convertible Securities or Options for Common Shares, the only Additional Common Shares issued were the Common Shares, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the Consideration received therefor was the Consideration actually received by the Corporation for the issue, grant, sale or assumption of all such Options, whether or not exercised, plus the Consideration actually received by the Corporation upon such exercise, or for the issue, sale or assumption of all such Convertible Securities which were actually converted or exchanged, plus the additional Consideration, if any, actually received by the Corporation upon such conversion or exchange; and

         (II) in the case of Options for Convertible Securities, the only Convertible Securities issued were the Convertible Securities, if any, actually issued or sold upon the exercise of such Options, and the Consideration received therefor was the Consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the additional Consideration, if any, received by the Corporation upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised;

      (D) no readjustment pursuant to Section 2(5)(c)(i)(B) or 2(5)(c)(i)(C) above shall have the effect of increasing either of the Conversion Prices to an amount which exceeds the lower of (i) the applicable Conversion Price on the original adjustment date; or (ii) the applicable Conversion Price that would have resulted from any issue of Additional Common Shares between the original adjustment date and such readjustment date;

      (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue, grant, sale or assumption thereof, no adjustment of the Conversion Prices shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in Section 2(5)(c)(i)(C) above; and

      (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made, if any, in the Conversion Prices which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Prices shall be adjusted pursuant to Section 2(5)(c)(i)(C) as of the actual date of their issue.

      (ii)   Stock Dividends, Stock Distribution and Subdivisions.  In the event
             ----------------------------------------------------
   the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Shares payable in Common Shares or effect a subdivision of the outstanding Common Shares (by reclassification or otherwise other than by payment of a dividend in Common Shares), then and in any such event, Additional Common Shares shall be deemed to have been issued:

             (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution; or

             (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

      If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in any of the Conversion Prices which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter each of the Conversion Prices shall be adjusted pursuant to this Section 2(5)(c)(ii) as of the time of actual payment of such dividend.

      (d)    Adjustment of the Conversion Prices Upon Issue of Additional Common
             -------------------------------------------------------------------
Shares.  In the event that at any time or from time to time after the Effective
------
Date, the Corporation shall issue Additional Common Shares (including, without limitation, Additional Common Shares deemed to be issued pursuant to Section 2(5)(c)(i) but excluding Additional Common Shares deemed to be issued pursuant to 2(5)(c)(ii), in which case Section 2(5)(f)(i) applies), without consideration or for a Consideration Per Share less than the Class C-1 Conversion Price, the Class C-2 Conversion Price, the Class B Conversion Price, the Class A Conversion Price or the Class D Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the Class C-1 Conversion Price, the Class C-2 Conversion Price, the Class B Conversion

Price the Class A Conversion Price and/or the Class D Conversion Price provided
                                                                       --------
that such conversion price is greater than such Consideration per share, as the case may be, shall be reduced, concurrently with such issue, to a price equal to the quotient obtained by dividing:

      (i) an amount equal to the sum of (A) the aggregate consideration received by the Corporation on the issuance of the Class C-1 Shares, Class C-2 Shares, the Class B Shares, the Class A Shares or the Class D Shares, as the case may be, (with respect to any such class, the "Class Purchase
                                                          --------------
   Price"), and (B) the aggregate Consideration received by the Corporation for
   -----
   all Additional Common Shares issued or deemed to be issued on or after the Effective Date; by

      (ii)   an amount equal to the sum of (A) the quotient obtained by dividing
   (I) the Class Purchase Price by (II) the Class C-1 Conversion Price, the Class C-2 Conversion Price, the Class B Conversion Price the Class A Conversion Price or the Class D Conversion Price, as the case may be, and (B) the number of all Additional Common Shares issued or deemed to be issued on or after the Effective Date.

      (e)    Determination of Consideration.  For purposes of this Section 2(5),
             ------------------------------
the consideration (the "Consideration") received or receivable by the
                        -------------
Corporation for the issue of any Additional Common Shares shall be computed as follows:

      (i)    Cash and Property.  Such Consideration shall:
             -----------------

             (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received or receivable by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

             (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

             (C) in the event Additional Common Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received or receivable, computed as provided in Section 2(5)(e)(i)(A) and Section 2(5)(e)(i)(B) above, allocable to such Additional Common Shares as determined in good faith by the Board of Directors.

      (ii)   Additional Common Shares other than Options and Convertible
             -----------------------------------------------------------
   Securities.  The Consideration per share (the "Consideration Per Share") for
   ----------                                     -----------------------
   the issue of any

   Additional Common Shares other than Options and Convertible Securities shall be the Consideration for the issue of any Additional Common Shares other than Options or Convertible Securities, divided by the total number of such Additional Common Shares issued by the Corporation in exchange therefor.

      (iii)  Options and Convertible Securities.  The Consideration per share
             ----------------------------------
   deemed to be received by the Corporation (also the "Consideration Per Share",
                                                       -----------------------
   as the context requires) for Additional Common Shares deemed to have been issued pursuant to Section 2(5)(c)(i), relating to Options and Convertible Securities, shall be computed by dividing (x) the Consideration for the issue of such Options or Convertible Securities, plus the aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such Consideration), payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of Common Shares (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

      (f)    Adjustment of the Conversion Prices for Dividends, Distributions,
             -----------------------------------------------------------------
Subdivisions, Combinations or Consolidations of Common Shares.  (i)  Stock
-------------------------------------------------------------        -----
Dividends, Distributions or Subdivisions.  In the event the Corporation shall be
---------  -----------------------------
deemed to have issued Additional Common Shares pursuant to a stock dividend, stock distribution or subdivision, the Class C-1 Conversion Price, the Class C-2 Conversion Price, the Class B Conversion Price, the Class A Conversion Price and/or the Class D Conversion Price in effect immediately before such deemed issue shall, concurrently with the effectiveness of such deemed issue, be proportionately decreased.

      (ii)   Combinations or Consolidations.  In the event the outstanding
             ------------------------------
shares of Common Shares shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Shares, the Class C-1 Conversion Price, the Class C-2 Conversion Price, the Class B Conversion Price, the Class A Conversion Price and/or the Class D Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (6)    Adjustment for Reclassification, Exchange or Substitution.  In the
             ---------------------------------------------------------
event that at any time or from time to time, the Common Shares issuable upon the conversion of Class C Shares, Class B Shares, Class A Shares or the Class D Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise other than a merger, consolidation, or sale of assets provided for in Section 2(7) below, then and in each such event the holder of any Class C Shares, Class B Shares, Class A Shares or Class D Shares shall concurrently with the effectiveness of such transaction have the right to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of Common Shares equal to the number of Common Shares into which such Class C Shares, Class B Shares, Class A Shares or Class D Shares could have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

      (7)  Adjustment for Merger, Consolidation or Sale of Assets.  In the event
           ------------------------------------------------------
that at any time or from time to time, the Corporation shall sell all or substantially all of its assets or merge, consolidate or amalgamate with or into another entity, each Class C Share, each Class B Share, each Class A Share and each Class D Share as to which such sale, consolidation or merger is not treated as a liquidation under Section 1(3) shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of Common Shares of the Corporation deliverable upon conversion of such Class C Shares, Class B Shares, Class A Shares and/or Class D Shares would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Class C Shares, Class B Shares, Class A Shares or the Class D Shares, to the end that the provisions set forth in this Section 2 shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of Class C Shares, Class B Shares, Class A Shares or the Class D Shares. Notwithstanding anything contained herein to the contrary, the Corporation will not effect any of the transactions described in this Section 2(7) unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of Preferred Stock shall assume, by written instrument delivered to each holder of Class C Shares, Class B Shares, Class A Shares or Class D Shares, the obligation to deliver to such holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion.

      (8)  QIPO.  In the event the Corporation does not complete an offering on
           ----
the terms described in Section 2(3)(d)(i) hereof prior to 5:00 p.m. (Toronto time) on December 31, 2000, then the Class D Conversion Price, in effect at such time, shall be adjusted by dividing such conversion price by 1.1.

      (9)  No Impairment.  The Corporation shall not, by amendment of its
           -------------
Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, including, without limitation, voluntary bankruptcy proceedings, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Class C Shares, Class B Shares, Class A Shares and Class D Shares under this Section 2 against impairment.

      (10) Certificate as to Adjustments.  Upon the occurrence of each
           -----------------------------
adjustment or readjustment pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Class C Shares, Class B Shares, Class A Shares or Class D Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Class C Shares, Class B Shares, Class A Shares or Class D Shares, furnish or cause to be furnished to such holder a like certificate setting forth:

      (a)  such adjustments and readjustments;

      (b) the applicable Conversion Price at the time in effect, and showing how it was calculated; and

      (c) the number of Common Shares and the amount, if any, of other property which at the time would be received upon the conversion of each Class C Share, Class B Share, Class A Share or Class D Share.

      (11) Notices of Record Date.  In the event of any taking by the
           ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall deliver to each holder of Class C Shares, Class B Shares, Class A Shares and Class D Shares at least twenty days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      (12) Common Shares Reserved.  The Corporation shall reserve and keep
           ----------------------
available out of its authorized but unissued Common Shares such number of Common

Shares as shall from time to time be sufficient to effect conversion of the Class C Shares, Class B Shares, Class A Shares and the Class D Shares.

      (13) Closing of Books.  The Corporation shall at no time close its
           ----------------
transfer books against the transfer of any Class C Shares, Class B Shares, Class A Shares or Class D Shares or of any Common Shares issued or issuable upon the conversion of any Class C Shares, Class B Shares, Class A Shares or Class D Shares in any manner which interferes with the timely conversion or transfer of such Class C Shares, Class B Shares, Class A Shares, Class D Shares or Common Shares.

      Section 3.  Voting Rights.  The holders of Class C Shares, Class B Shares,
                  -------------
Class A Shares and Class D Shares shall be entitled to notice of any meeting of shareholders and, except as otherwise required by law or unanimous agreement of the shareholders shall vote together with the holders of Common Shares as a single class upon any matter submitted to the shareholders for a vote, on the following basis:

      (a)  holders of Common Shares shall have one vote per share; and

      (b) holders of Class C Shares, Class B Shares, Class A Shares and Class D Shares shall have that number of votes per share as is equal to the number of Common Shares (including fractions of a share) into which each such Class C Share, Class B Share, Class A Share or Class D Share held by such holder could be converted on the date for determination of shareholders entitled to vote at the meeting or on the date of any written consent.

      Section 4.  Dividends.   Dividends may be declared and paid on the Common
                  ---------
Shares from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation. The holders of Class C Shares, Class B Shares, Class A Shares and Class D Shares shall be entitled to receive and the Corporation shall pay thereon dividends as and when declared on the Common Shares. For the purposes of the payment of any such dividend, the holders of each Class C Share, the holders of each Class B Share, the holders of each Class A Share and the holders of each Class D Share shall be deemed to hold that number of Common Shares as is equal to the number of Common Shares (including fractions of a share) into which each such Class C Share, Class B Share, Class A Share or Class D Shares, as the case may be, held by such holder could be converted on the date for determination of shareholders entitled to receive such dividend on the Common Shares.

      Section 5.  Redemption.  (1)  From and after the date (the "Starting
                  ----------                                      --------
Date") which is, in the case of redemption of Class C Shares, the fifth
----
anniversary of the Original Issue Date, in the case of Class D Shares, March 31, 2005, and, in the case of redemption of the Class B Shares or the Class A Shares, the later of (a) October
                                                                      -
13, 2003, and (b) the fifth anniversary of the Original Issue Date, each holder
               -
of a Class C Share, each holder of a Class B Share, each holder of a Class A Share and/or each holder of a Class D Share, as the case may be, may elect to have the Corporation redeem from it, to the extent that the Corporation is permitted to so redeem under the Business Corporations Act, and subject to
Section 5(4), each such Class C Share, Class B Share, Class A Share or Class D Share, as the case may be, held by such holder. Such election may be made only by delivering to the Corporation within 60 days after the Starting Date (x) a
                                                                         -
written notice signed by such holder specifying the number of Class C Shares, Class B Shares, Class A Shares or Class D Shares, as the case may be, to be redeemed, and (y) certificate(s) for the Class C Shares, Class B Shares, Class A
               -
Shares or Class D Shares, as the case may be, so to be redeemed (such written election and certificates being referred to collectively as a "Redemption
                                                               ----------
Notice").
------

      (2) Subject to Section 5(3), within 10 days of receipt of a Redemption Notice, the Corporation shall deliver to each holder of a Class C Share, each holder of a Class B Share, each holder of a Class A Share and each holder of a Class D Share a notice containing a copy of each Redemption Notice it has received, and specifying the total funds legally (under the Business Corporations Act) available to the Corporation for redemption of all special shares outstanding at such time and eligible for redemption. Upon receipt of such notice from the Corporation, each holder of a Class C Share eligible to be redeemed who has not delivered a Redemption Notice, each holder of a Class B Share eligible to be redeemed who has not delivered a Redemption Notice, each holder of a Class A Share eligible to be redeemed who has not delivered a Redemption Notice and each holder of a Class D Share eligible to be redeemed who has not delivered a Redemption Notice shall have 20 days to deliver to the Corporation a written notice of its election to have the Corporation redeem from it, to the extent the Corporation is permitted to so redeem under the Business Corporations Act, and subject to Section 5(4), each such Class C Share, Class B Share, Class A Share and Class D Share held by such holder (a "Participation
                                                               -------------
Notice").  Such Participation Notice shall be in the form and shall contain the
------
information and documents required to be contained in a Redemption Notice.

      (3) On the day (the "Redemption Date") following the expiration of the 20
                           ---------------
day period referred to in Section 5(2), the Corporation shall redeem from holders of Class C Shares, Class B Shares, Class A Shares and Class D Shares from whom the Corporation received a Redemption Notice or a Participation Notice, all the Class C Shares, Class B Shares Class A Shares and Class D Shares as to which Redemption Notices or Participation Notices have been given, to the extent the Corporation has funds legally available for such purpose, pursuant to the Business Corporations Act (valued at the highest amount permissible under law), and subject to Section 5(4), by paying, to the respective holders an amount (the "Redemption Amount") such that, after taking into
             -----------------
account (a) all dividend or other distributions of any kind whatsoever paid on such shares and (b) all stock splits or consolidations or other reorganizations,
(c) the holder of a Class C Share, the holder of a Class B Share the holder of a Class A Share or the holder of a Class D Share eligible to be redeemed, as the case may be, would receive an amount equal to the sum of the consideration received by the Corporation upon the issuance of such share and an Investment Return.

      (4) The Corporation shall redeem all of the Class D Shares prior to redeeming or paying dividends on any of the Class C Shares, Class B Shares or Class A Shares and shall redeem all of the Class C Shares prior to redeeming or paying dividends on any of the Class B Shares or Class A Shares and shall redeem all of the Class B Shares prior to redeeming or paying dividends on any of the Class A Shares. If the funds of the Corporation legally available for redemption, pursuant to the Business Corporations Act (valued at the highest amount permissible under law) of any class of special shares are insufficient to redeem the total number of shares of such class submitted for redemption pursuant to Redemption Notices and any Participation Notices, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such class of shares who have submitted Redemption Notices or Participation Notices during the 20 day period referred to in Section 5(2). The Class C Shares, the Class B Shares the Class A Shares and Class D Shares not redeemed shall remain outstanding and, notwithstanding anything herein to the contrary, shall remain entitled to all rights and preferences otherwise provided herein.

      Section 6.   Notices.  All notices, requests, consents, demands and other
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communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given, made and received (a) when delivered against receipt; (b) upon transmitter's confirmation of the receipt of a facsimile transmission, which shall be followed by an original sent otherwise in accordance with this Section 6; (c) upon confirmed delivery by a standard overnight carrier; or (d) if to a Canadian, upon expiration of three business days after the date when deposited in the Canadian mail, first class postage prepaid, addressed to the Corporation at its registered office or at such other address of which the Corporation may notify the holders of any class of shares from time to time, or if to a holder of any class of shares, to such holder's address as shown by the records of the Corporation.

      Section 7.  Residual Rights.  All rights accruing to the outstanding
                  ---------------
shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Shares.

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